Exhibit 10.8

FIRST AMENDMENT TO MASTER LEASE

THIS FIRST AMENDMENT TO MASTER LEASE (this “Amendment”) is entered into as of March 6, 2017, by and between: (a) ALL ENTITIES LISTED ON SCHEDULE 1 ATTACHED HERETO AS A LANDLORD (individually and collectively, “Landlord”); (b) ALL ENTITIES LISTED ON SCHEDULE 1 ATTACHED HERETO AS A TENANT (individually and collectively, “Tenant”); and (c) ARDENT HEALTH PARTNERS, LLC, a Delaware limited liability company (f/k/a EGI-AM Holdings, L.L.C.), ARDENT LEGACY HOLDINGS, INC., a Delaware corporation, and ARDENT LEGACY ACQUISITIONS, INC., a Delaware corporation (individually and collectively, “Guarantor”).

RECITALS:

A. Landlord and Tenant are parties to that certain Master Lease, dated as of August 4, 2015 (as amended, modified or restated from time to time, the “Lease”), pursuant to which, among other things, Tenant leases from Landlord certain real property located in New Mexico, Oklahoma and Texas, as more fully described in the Lease. Initially capitalized terms used but not otherwise defined in this Amendment shall have the meanings given to them in the Lease.

B. Guarantor guaranteed Tenant’s obligations under the Lease to Landlord pursuant to that certain Guaranty of Master Lease, dated as of August 4, 2015 (as amended, modified or restated from time to time, the “Guaranty”).

C. Landlord is donating the Facility located at 606 North Tyler Street, Amarillo, Texas (the “BSA Hospice Facility”) to Faith City, Incorporated, a Texas nonprofit corporation (“Grantee”), on March 6, 2017 (the “Removal Effective Date”). BSA Hospital, LLC (“BSA Tenant”) is the Tenant of the BSA Hospice Facility under the Lease.

D. Landlord and Tenant desire to (1) terminate the Lease as it applies to the BSA Hospice Facility and (2) make certain other changes to the Lease, all on the terms and conditions set forth below. In connection therewith, each Guarantor desires to affirm to Landlord its obligations under the Guaranty notwithstanding the amendment of the Lease set forth in this Amendment.

AGREEMENT:

NOW, THEREFORE, taking into account the foregoing Recitals, and in consideration of the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree as follows:

1. AMENDMENTS TO LEASE.

1.1 Removal of BSA Hospice Facility. The Lease is terminated with respect to the BSA Hospice Facility effective on the Removal Effective Date, and that Facility is removed from the Premises demised under the Lease effective on that date. To effectuate the removal of the BSA Hospice Facility, the Lease is amended as follows effective on the Removal Effective Date:

(a) The legal description of the BSA Hospice Facility is deleted and removed from Exhibit B to the Lease; and

(b) The row associated with the BSA Hospice Facility is deleted and removed from the table set forth on Schedule 1 to the Lease.

1.2 No Reduction or Alteration of Minimum Rent, Security Deposit or Tenant’s Proportionate Shares. There shall be no reduction or alteration in the amount of the Minimum Rent or the Security Deposit under the Lease, or in any of the Tenant’s Proportionate Shares under the Lease, as a result of the termination of the Lease with respect to the BSA Hospice Facility.

1.3 Transfer of Tenant Personal Property. The parties acknowledge that BSA Tenant is transferring the Tenant Personal Property located on or within the BSA Hospice Facility to Grantee in connection with the donation of the BSA Hospice Facility, and such transferred Tenant Personal Property will not be subject to Section 9.2 of the Lease.

2. REAFFIRMATION OF OBLIGATIONS. Notwithstanding the modifications to the Lease contained herein, Tenant and Landlord hereby acknowledge and reaffirm their respective obligations under the Lease (as amended by this Amendment) and all other documents executed by such party in connection therewith. Each Guarantor hereby acknowledges and reaffirms its respective obligations under the Guaranty and all documents executed by Guarantor in connection therewith, and further agrees that any reference made in the Guaranty to the Lease or any terms or conditions contained therein shall mean the Lease as amended by this Amendment.

3. MISCELLANEOUS PROVISIONS.

3.1 No Offsets or Defenses. Through the date of this Amendment, and to Tenant and Guarantor’s knowledge, neither Tenant nor Guarantor has, nor claims, any offset, defense, claim, right of set-off or counterclaim against Landlord under, arising out of or in connection with this Amendment, the Lease, the Guaranty or any document or agreement executed in connection therewith. In addition, Tenant and Guarantor covenant and agree with Landlord that if any offset, defense, claim, right of set-off or counterclaim exists of which Tenant or Guarantor has knowledge as of the date of this Amendment, Tenant and Guarantor hereby irrevocably and expressly waive the right to assert such matter.

3.2 Interpretation. This Amendment shall be construed as a whole and in accordance with its fair meaning. Headings are for convenience only and shall not be used in construing meaning. The parties acknowledge and agree that each party has had the benefit of competent, independent legal counsel and other advisors, and that each party has had an equal right to negotiate the terms and participate in the drafting of this Amendment. Whenever the words “include,” “includes” or “including” are used in this Amendment, they shall be interpreted as if the phrase “without limitation” immediately followed.

3.3 Further Instruments. Each party will, whenever and as often as it shall be reasonably requested so to do by another party, cause to be executed, acknowledged or delivered, any and all such further instruments and documents as may be necessary or proper, in the reasonable opinion of the requesting party, in order to carry out the intent and purpose of this Amendment.

3.4 Incorporation of Recitals. The Recitals to this Amendment are incorporated hereby by reference.

3.5 Counterparts. This Amendment may be executed in counterparts, all of which executed counterparts shall together constitute a single document. Signature pages may be detached from the counterparts and attached to a single copy of this document to physically form one document. The parties may execute and deliver this Amendment by forwarding signed facsimile and/or e-mail .pdf copies of this Amendment. Such facsimile signatures and/or e-mail .pdf signatures shall have the same binding effect as original signatures, and the parties hereby waive any defense to the validity of this Amendment based on any such facsimile copies of signatures or e-mail .pdf copies of signatures.

3.6 Effect of Amendment. Except as specifically amended pursuant to the terms of this Amendment, the terms and conditions of the Lease shall remain unmodified and in full force and effect. In the event of any inconsistencies between the terms and conditions of this Amendment and any terms and conditions of the Lease, the terms and conditions of this Amendment shall govern and prevail.

3.7 Entire Agreement. This Amendment (and the Lease as amended by this Amendment) contains the entire agreement of the parties as to the subject matter hereof and supersedes all prior written or oral agreements or understandings and contemporaneous oral agreements or understandings related to this Amendment.

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IN WITNESS WHEREOF, the parties have executed this Amendment as of the date and year first above written.

“LANDLORD”:

VTR HILLCREST MC TULSA, LLC,

VTR HILLCREST HS TULSA, LLC,

VTR BAILEY MC, LLC,

VTR HEART HOSPITAL, LLC,

VTR LOVELACE WH, LLC,

VTR LOVELACE WESTSIDE, LLC,

VTR LOVELACE ROSWELL, LLC,

VTR LOVELACE MC & REHAB, LLC,

VTR HILLCREST CLAREMORE, LLC and

VTR BAPTIST SA, LLC,

each a Delaware limited liability company

By:	/s/ Brian Wood
Name:	Brian Wood
Title:	Vice President and Treasurer

“TENANT”:

AHS HILLCREST MEDICAL CENTER, LLC,

AHS SOUTHCREST HOSPITAL, LLC,

AHS TULSA HOLDINGS, LLC,

RV PROPERTIES, LLC,

AHS OKLAHOMA PHYSICIAN GROUP, LLC,

BAILEY MEDICAL CENTER, LLC and

AHS CLAREMORE REGIONAL HOSPITAL, LLC,

each a Delaware limited liability company

By:	/s/ Stephen C. Petrovich
Name:	Stephen C. Petrovich
Title:	Executive VP, General Counsel
& Corporate Secretary

LOVELACE HEALTH SYSTEM, INC.,
a New Mexico corporation

By:	/s/ Stephen C. Petrovich
Name:	Stephen C. Petrovich
Title:	Executive VP, General Counsel
& Corporate Secretary

SOUTHWEST MEDICAL ASSOCIATES, LLC,
a New Mexico limited liability company

By:	/s/ Stephen C. Petrovich
Name:	Stephen C. Petrovich
Title:	Executive VP, General Counsel
& Corporate Secretary

BSA HOSPITAL, LLC,
a Texas limited liability company

By:	/s/ Stephen C. Petrovich
Name:	Stephen C. Petrovich
Title:	Executive VP, General Counsel
& Corporate Secretary

“GUARANTOR”:

ARDENT HEALTH PARTNERS, LLC,

a Delaware limited liability company

f/k/a EGI-AM Holdings, L.L.C.

By:	/s/ Stephen C. Petrovich
Name:	Stephen C. Petrovich
Title:	Executive VP, General Counsel
& Corporate Secretary

ARDENT LEGACY HOLDINGS, INC.,
a Delaware corporation

By:	/s/ Stephen C. Petrovich
Name:	Stephen C. Petrovich
Title:	Executive VP, General Counsel
& Corporate Secretary

ARDENT LEGACY ACQUISITIONS, INC.,
a Delaware corporation

By:	/s/ Stephen C. Petrovich
Name:	Stephen C. Petrovich
Title:	Executive VP, General Counsel
& Corporate Secretary

SCHEDULE 1

LANDLORD AND TENANT ENTITIES

Landlord

1. VTR Hillcrest MC Tulsa, LLC

2. VTR Hillcrest HS Tulsa, LLC

3. VTR Bailey MC, LLC

4. VTR Heart Hospital, LLC

5. VTR Lovelace WH, LLC

6. VTR Lovelace Westside, LLC

7. VTR Lovelace Roswell, LLC

8. VTR Lovelace MC & Rehab, LLC

9. VTR Hillcrest Claremore, LLC

10. VTR Baptist SA, LLC

Tenant

1. BSA Hospital, LLC

2. AHS Hillcrest Medical Center, LLC

3. AHS Tulsa Holdings, LLC

4. RV Properties, LLC

5. AHS Oklahoma Physician Group, LLC

6. AHS Southcrest Hospital, LLC

7. Bailey Medical Center, LLC

8. AHS Claremore Regional Hospital, LLC

9. Lovelace Health System, Inc.

10. Southwest Medical Associates, LLC

Schedule 1